EXHIBIT 10.10


             AMENDMENT TO US CORPORATE SERVICES, INC. AGREEMENT WITH

                 HEALTH & NUTRITION SYSTEMS INTERNATIONAL, INC.

         THIS AMENDMENT to the Letter Agreement dated January 19, 2000 by and between US CORPORATE SERVICES, INC. ("U.S.C.S.") of [P.O. Box 308, Brewster, NY 10509]* 33 1/2 Prospect St., Greenwich, CT, 06830, and HEALTH & NUTRITION SYSTEMS INTERNATIONAL, INC. ("HNS") of 3750 Investment Lane, Suite #5, West Palm Beach, FL 33404 (the "Agreement") is entered into on this ____ day of February, 2001.

                                    RECITALS:

         WHEREAS, HNS and U.S.C.S. desire to amend their Agreement as set forth in this Amendment;

         NOW, THEREFORE, in consideration of the promises and covenants contained herein and other good and valuable consideration, the receipt and adequacy of which are acknowledged, the parties hereby agree as follows:

                  1. U.S.C.S. acknowledges and agrees that the Term (as defined in the Agreement) ended on march 19, 2000, sixty (60) days after January 19, 2000.

                  2. The first sentence of Section II of the Agreement is hereby replaced in its entirety by the following:

                  If a Transaction is consummated during the Term of the Agreement or within eighteen (18) months after the end of the Term with an investor or lender listed on Exhibit A attached hereto, HNS will pay or cause to be paid to U.S.C.S. a placement fee equal to ten percent (10%) of any Senior Financing (the "Placement Fee"); provided, however, U.S.C.S. shall be entitled to such Placement Fee only if (i) such investor or lender was directly introduced to HNS by U.S.C.S. during the Term; and (ii) U.S.C.S. actively participates in the negotiation and consummation of a Transaction with that investor or lender. [U.S.C.S. shall not be entitled to any fee if either of the two conditions set forth in the preceding sentence are not met.]* (BTM)

                  3. Section IV of the Agreement is hereby replaced in its entirety by the following:

                  The Agreement is terminated automatically on the expiration of the Term. No termination shall effect U.S.C.S.'s right to compensation earned on or prior to such termination (including, without limitation, the Placement Fee described in Section II of the Agreement).

                  4. Both U.S.C.S. and HNS agree to amend Section VIII of the Agreement to remove the second & third sentences thereof.

                  5. The Agreement, to the extent it has not been modified by this Amendment shall remain in full force and effect.

                  This Amendment may be executed in counterparts and by facsimile, all of which counterparts taken together will constitute an original.

                  IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

                               HEALTH & NUTRITION SYSTEMS
                               INTERNATIONAL, INC., a Florida
                               corporation

                               By:    /s/ Steven Pomerantz
                                      ------------------------------------------
                               Name:  Steven Pomerantz
                                      ------------------------------------------
                               Title: CEO
                                      ------------------------------------------
                               Date:  2-16-2001
                                      ------------------------------------------


                               US CORPORATE SERVICES, INC., a
                               Florida corporation


                               By:    /s/ B.T. McKee
                                      ------------------------------------------
                               Name:  Brian T. McKee
                                      ------------------------------------------
                               Title: CEO
                                      ------------------------------------------
                               Date:  2-22-2001
                                      ------------------------------------------

*Deleted in Original.
                                       2

                                    EXHIBIT A

(1)  Donald Frasier                           (6)  Jeffrey Berman
     Summit Bank                                   Gruntal & Co.
     750 Walnut Avenue                             One Liberty Plaza
     Cranford, N.J.  07016                         New York, NY  10006-1487
     908-709-5367                                  212-409-2136

(2)  Malcolm McGuire                          (7)  RANA Investment Corp.
     CCRI                                          Attn:  Fazal Ahad
     3104 E. Camel Back Rd., PMB 539               Olaya St.
     Phoenix, AZ  85016                            P.O. Box 60148
     800-828-0406                                  Riyadh, Saudi Arabia  11545
                                                   001-9661-462-6262

(3)  Scott Flamm                              (8)  Donald Warner
     Liberty View Capital Management, Inc.         DSW Investments
     101 Hudson Street, Suite 3700                 320 East 58th Street
     Jersey City, NJ  07302                        New York, NY  10022
     201-369-7355                                  212-832-8897

(4)  Philip Levy/Rosemarie Fox                (9) [John Richardson
     Cornerstone Financial Co, LLC                 Presidential Financial Corp.
     354 East 50th Street                          13907 N. Dale Mabry Hwy.
     New York, NY  10022                           Suite 205
     212-519-2100                                  Tampa, FL  33616
                                                   801-963-7566]*

(5)  David Boris Robert Kropp                 (10) Coleman ABBE
     Ladenburg Thalmann                            Eisner
     590 Madison Avenue                            575 Madison Avenue
     New York, NY  10022                           New York, NY  10022
     212-409-2139                                  212-355-1700

(11) M.H. Meyerson                            (12) James M. Carrazza
     Steve Fuerbacher/Eric Weisblum                Hobbs Melville
     201-459-9500                                  212-785-7222
     525 Washington Blvd., 34th Floor              110 Wall Street
     Jersey City, NJ  07303                        New York, NY  10005

(13) Montrose Securities                      (14) May Davis Group
     40 Wall Street, 31st Floor                    Hunter Singer
     New York, NY  10005                           WTC #1
     212-908-1967                                  New York, NY
     Attn:  Vinnie DeFilippio                      212-775-7400

*Deleted in Original.

                                       3